                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported)
                    January 27, 1999 (December 10, 1998)

                     SUPERIOR NATIONAL INSURANCE GROUP, INC.
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              (Exact name of registrant as specified in its charter)



           Delaware                  0-25984                   95-4610936
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      (State or other              (Commission             (I.R.S. Employer
        jurisdiction               File Number)            Identification No.)
     of incorporation)

     26601 Agoura Road, Calabasas, California                     91302
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     (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code     (818) 880-1600
                                                    ---------------------------



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         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     The financial statements of the insurance operations of Business Insurance Group, Inc. required to be filed as part of this Report were filed with the Securities and Exchange Commission (the "SEC") on November 4, 1998 as part of the Registrant's Amendment No. 3 to Form S-1 on Form S-3 Registration Statement (Registration No. 333-58579) for the periods ended December 31, 1995, 1996 and 1997 and as of December 31, 1996 and 1997 located at pages F-53 to F-73, and as part of the Registrant's Form 10-Q filed with the SEC for the quarterly period ended September 30, 1998 and as of September 30, 1998 located at pages 22 to 30, and are incorporated herein by this reference.

     (b)  PRO FORMA FINANCIAL INFORMATION.

                      UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following Unaudited Pro Forma Financial Information of Superior National Insurance Group, Inc. (the "Company") for the nine months ended September 30, 1998 and the year ended December 31, 1997 presents the results of operations for the Company as if the acquisition of Business Insurance Group, Inc. (the "Acquisition") had been consummated as of the beginning of each period presented. The pro forma adjustments are based on available information and certain assumptions the Company currently believes are reasonable in the circumstances. The Unaudited Pro Forma Financial Information has been derived from and should be read in conjunction with the historical Consolidated Financial Statements and Notes of the Company for the nine months ended September 30, 1998 (unaudited), the year ended December 31, 1997, and the historical Combined Financial Statements and Notes of Business Insurance Group, Inc. ("BIG") for the nine months ended September 30, 1998 (unaudited), and the year ended December 31, 1997 incorporated by reference herein, as set forth in the Company's Form 10-K/A for the year ended December 31, 1997, in the Company's Form 10-Q for the period ended September 30, 1998, and in the Company's Registration Statement on Form S-3 (Amendment No. 3) (Registration No. 333-58579) as filed with the Securities and Exchange Commission on November 4, 1998, and should be read in conjunction with the accompanying Notes to Unaudited Pro Forma Financial Information.

     The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the results of operations that would have occurred had the Acquisition been consummated on the dates assumed, nor is the pro forma information intended to be indicative of the Company's future results of operations.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                                                          AS OF SEPTEMBER 30, 1998
                                                            ---------------------------------------------------
                                                                                       PURCHASE
                                                             SUPERIOR                 ACCOUNTING     PRO FORMA
                                                             NATIONAL       BIG      ADJUSTMENT(1)   COMBINED
                                                            ----------   ----------  --------------  ----------
                                                                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
ASSETS
Investments:
   Bonds and note:
      Available-for-sale, at market.......................  $  143,190   $  228,265     $            $  371,455
      Held-to-maturity, at amortized value................        --          9,488                       9,488
   Equity securities, at market...........................       4,753         --                         4,753
   Real estate............................................        --         29,332      (29,332)(a)       --
   Note from parent.......................................        --         10,000      (10,000)(b)       --
   Short-term investments, at cost........................       2,330         --                         2,330
   Other investments......................................          50         --                            50
                                                            ----------   ----------     --------     ----------
      Total investments...................................     150,323      277,085      (39,332)       388,076
   Cash and cash equivalents..............................      16,882      477,810       29,332(a)     556,085
                                                                                          10,000(b)
                                                                                          15,238(c)
                                                                                         105,194(e)
                                                                                         182,520(f)
                                                                                          (4,807)(g)
                                                                                        (257,150)(h)
                                                                                         (27,850)(h)
                                                                                          (2,840)(h)
                                                                                          11,756(i)
Reinsurance recoverables..................................      82,978      309,903                     392,881
Premiums receivable.......................................      26,366       78,296                     104,662
Earned but unbilled premiums receivable...................      11,753       14,379                      26,132
Accrued investment income.................................       1,813        7,254                       9,067
Deferred policy acquisition costs.........................         747       22,790                      23,537
Income tax receivable.....................................        --         15,238      (15,238)(c)       --
Deferred income taxes.....................................      20,952       17,887      (17,887)(j)     20,952
Funds held by reinsurer...................................       4,993         --                         4,993
Prepaid reinsurance premiums..............................      13,377       19,480                      32,857
Receivable from related party reinsurer...................      14,070                                   14,070
Goodwill..................................................      34,912       13,673      (13,673)(k)     34,912
Prepaid and other.........................................      25,679       21,850                      47,529
                                                            ----------   ----------     --------     ----------
   Total assets...........................................  $  404,845   $1,275,645     $(24,737)    $1,655,753
                                                            ----------   ----------     --------     ----------
                                                            ----------   ----------     --------     ----------


LIABILITIES AND STOCKHOLDERS' EQUITY
Claim and claim adjustment expenses.......................    $156,206     $675,705                    $831,911
Unearned premiums.........................................      16,939       48,068                      65,007
Reinsurance payable.......................................      21,607      116,272                     137,879
Long-term debt............................................          30      121,750     (121,750)(d)    105,224
                                                                                         105,194(e)
Deferred credit-- negative goodwill.......................                                86,911(h)      67,107
                                                                                          11,756(i)
                                                                                         (17,887)(j)
                                                                                         (13,673)(k)
Policyholder dividends....................................       1,335        5,473                       6,808
Capital lease.............................................       6,503         --                         6,503
Discontinued operations liabilities.......................       9,480                                    9,480


                                          3

                                                                          AS OF SEPTEMBER 30, 1998
                                                            ---------------------------------------------------
                                                                                        PURCHASE
                                                             SUPERIOR                  ACCOUNTING    PRO FORMA
                                                             NATIONAL       BIG      ADJUSTMENT(1)    COMBINED
                                                            ----------   ----------  --------------  ----------
                                                                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Accounts payable and other liabilities....................      30,183       55,376       (4,807)(g)     80,752
                                                            ----------   ----------     --------     ----------
   Total liabilities......................................     242,283    1,022,644       45,744      1,310,671
Trust preferred securities................................     101,068         --                       101,068
Stockholders' equity
Common stock..............................................      35,682      167,416      192,983(f)     228,587
                                                                                        (167,416)(h)
                                                                                             (78)(f)
Paid-in capital warrants..................................       2,206         --                         2,206
Accumulated other comprehensive income
   Unrealized gain on investments, net of taxes...........       1,919        5,122       (5,122)(h)      1,919
Retained earnings.........................................      28,171       80,463      121,750(d)      28,171
                                                                                        (202,213)(h)
Less: Notes receivable from subscribed stock..............        --           --        (10,385)(f)    (10,385)
Less: Unearned compensation...............................      (1,339)        --           --           (1,339)
Less: 245,000 shares of treasury stock at cost............      (5,145)        --           --           (5,145)
                                                            ----------   ----------     --------     ----------
Total stockholders' equity................................      61,494      253,001      (70,481)       244,014
                                                            ----------   ----------     --------     ----------
Total liabilities and stockholders' equity................  $  404,845   $1,275,645     $(24,737)    $1,655,753
                                                            ----------   ----------     --------     ----------
                                                            ----------   ----------     --------     ----------

------------------
(1)  Description of Pro Forma Adjustments.

     (a) Adjustment represents the sale of real estate to Foundation Health Systems, Inc. ("FHS") at current book value, pursuant to the Acquisition Agreement.
     (b) Adjustment represents Foundation Health Corporation's ("FHC") repayment of an intercompany promissory note including principal and interest, pursuant to the Acquisition Agreement.
     (c) Adjustment represents repayment of the income tax receivable due BIG by FHC, pursuant to the Acquisition Agreement.
     (d) Adjustment represents FHC's forgiveness of intercompany debt at the time of the Acquisition, pursuant to the Acquisition Agreement.
     (e) Adjustment represents $110.0 million term loan with Chase Manhattan Bank, net of transaction costs in the amount of $4.8 million, in connection with the Acquisition.
     (f) Adjustment represents the Equity Financings proceeds of $200 million less Employee Participation loans of $10.4 million which is shown as a contra equity account, net of transaction costs in the amount of $7.2 million, which include the $3.9 million transaction fee payable to IP under the Stock Purchase Agreement, in connection with the Acquisition. The Company paid a fee to affiliates of Insurance Partners, L.P., Insurance Partners (Offshore) Bermuda, L.P., and Capital Z Financial Services Fund II, L.P. ("IP II") consisting of the Commitment Fee Warrants, which are exercisable to purchase 734,000 shares of Common Stock at a purchase price of $16.75, in consideration of the Standby Commitment. A non-affiliate, Zurich Centre Group Holdings Limited, received 205,520 of these warrants in consideration of certain financing commitments to IP II.

          The Company incurred compensation expense for 620,010 shares issued to employees and consultants with an "in-the-money" value of $0.125 per share, which is the difference between the $16.875 per share market price at November 20, 1998, the day the Rights were exercised, and the $16.75 Subscription Price of the Rights.
     (g) Adjustment to settle intercompany payable arising in the ordinary course of business with FHS, pursuant to the Acquisition Agreement.
     (h) Adjustments represent $257.2 million paid to FHC to acquire BIG, plus $2.8 million paid in acquisition costs and a $27.9 million capital contribution as set forth in the Company's applications for regulatory approval of the Acquisition. In addition, corresponding adjustments to Common Stock and additional paid-in capital reflect the elimination of BIG's stockholders' equity interest.
     (i) Adjustment represents the sale of Business Insurance Company ("BICO") to Centre Solutions Holdings (Delaware) Limited for proceeds of
          $11.8 million. The Company will retain BICO's insurance business, infrastructure, liabilities, and employees.
     (j) Adjustment represents the elimination of the deferred tax asset related to the election under Section 338(h) of the Code taken by FHC.
     (k) Adjustment represents the elimination of BIG's goodwill existing prior to the Acquisition.

                        PRO FORMA FINANCIAL INFORMATION

    ACQUISITION OF BUSINESS INSURANCE GROUP, INC. BY SUPERIOR NATIONAL
                           INSURANCE GROUP, INC.
                          PURCHASE ACCOUNTING METHOD
    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS


                                       NINE MONTHS ENDED SEPTEMBER 30, 1998
                           -------------------------------------------------------
                                                           PRO
                                                          FORMA
                                                         ADJUST
                             SUPERIOR                   MENTS INC.    PRO FORMA
                             NATIONAL        BIG        (DECR.)(1)     COMBINED
                           ------------  ------------  ------------  -------------

REVENUES:                     (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net premiums
  earned........            $   60,952    $  255,477      $   --        $ 316,429
Net investment
  income and capital
  gains.........                11,435        33,452        (1,827)(a)     43,060
Other income....                                 402                          402
                            ----------    ----------      --------      ---------
    Total revenues....          72,387       289,331        (1,827)       359,891
EXPENSES:
Claim and claim
  adjustment expenses,
  net of reinsurance..          27,638       223,614            --        251,252
Underwriting and general
  and administrative
  expenses............          24,329        61,073            78(g)      85,480
Policyholder dividends..            96         4,098                        4,194
Goodwill amortization...           975           588         (588)(c)        (855)
                                                           (1,830)(d)
Interest expense........            --         7,077       (7,077)(e)       6,600
                                                            6,600(b)
Loss on termination of
  financing transaction
  with a related party
  reinsurer.............            --            --                           --
Other expense...........           629            --                          629
                            ----------    ----------      --------      ---------
    Total expenses......        53,667       296,450        (2,817)       347,300
                            ----------    ----------      --------      ---------
Income (loss) before
  income taxes, preferred
  securities dividends
  and accretion, and
  extraordinary items...        18,720        (7,119)         990          12,591
Income tax expense
  (benefit).............         6,936        (7,522)       4,576(f)        3,990
                            ----------    ----------      --------      ---------
Income (loss) before
  preferred securities
  dividends and accretion,
  and extraordinary
  items.................    $   11,784    $      403      $ (3,586)     $   8,601
                            ----------    ----------      --------      ---------
                            ----------    ----------      --------      ---------
BASIC EPS:
Per Common Share:
Income (loss) before
  preferred securities
  dividends and accretion,
  and extraordinary
  items.................    $     2.04                                  $    0.49
Weighted average shares
  outstanding...........     5,779,978                                  17,723,863
DILUTED EPS:
Per Common Share:
Income (loss) before
  preferred securities
  dividends and accretion,
  and extraordinary
  items..................   $     1.50                                  $    0.43
Weighted average shares
  outstanding............    7,837,997                                  19,891,731




                                                YEAR ENDED DECEMBER 31, 1997
                           ---------------------------------------------------------------------
                                                                       PRO
                                                                      FORMA
                             SUPERIOR                                 ADJUST
                             NATIONAL        PAC                     MENTS INC.      PRO FORMA
                                (2)         RIM(3)         BIG       (DECR.)(1)      COMBINED
                           ------------  ------------  ------------  ------------  -------------
                            (RESTATED)                  (RESTATED)
REVENUES:                             (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
Net premiums
  earned........            $  140,920    $  19,507     $  515,272    $       --     $  675,699
Net investment
  income and capital
  gains.........                12,674        1,449         44,724        (1,996)(a)     56,851
Other income....                    --           --          3,512                        3,512
                            ----------    ---------     ----------    ----------     ----------
    Total revenues....         153,594       20,956        563,508        (1,996)       736,062
EXPENSES:
Claim and claim
  adjustment expenses,
  net of reinsurance..          90,447       25,841        443,204                      559,492
Underwriting and general
  and administrative
  expenses............          37,695       10,769        170,070            78(g)     218,612
Policyholder dividends..            --        1,006            793                        1,799
Goodwill amortization...         1,039           --          1,262        (1,262)(c)     (1,401)
                                                                          (2,440)(d)
Interest expense........         6,335          589          8,326        (8,326)(e)     15,724
                                                                           8,800(b)
Loss on termination of
  financing transaction
  with a related party
  reinsurer.............        15,699                                                   15,699
Other expense...........           817           --             --            --            817
                            ----------    ---------     ----------    ----------     ----------
    Total expenses......       152,032       38,205        623,655        (3,150)       810,742
                            ----------    ---------     ----------    ----------     ----------
Income (loss) before
  income taxes, preferred
  securities dividends
  and accretion, and
  extraordinary items...         1,562      (17,249)       (60,147)        1,154        (74,680)
Income tax expense
  (benefit).............         1,099          612        (29,506)        1,927(f)     (25,868)
                            ----------    ---------     ----------    ----------     ----------
Income (loss) before
  preferred securities
  dividends and accretion,
  and extraordinary
  items.................      $    463     $(17,861)     $ (30,641)   $     (773)    $  (48,812)
                            ----------    ---------     ----------    ----------     ----------
                            ----------    ---------     ----------    ----------     ----------
BASIC EPS:
Per Common Share:
Income (loss) before
  preferred securities
  dividends and accretion,
  and extraordinary
  items.................      $    0.09                                              $    (2.84)
Weighted average shares
  outstanding...........      5,249,736                                              17,193,621
DILUTED EPS:
Per Common Share:
Income (loss) before
  preferred securities
  dividends and accretion,
  and extraordinary
  items..................     $    0.07                                               $    (2.57)
Weighted average shares
  outstanding............     7,016,165                                               18,960,050

------------------
(1)  Description of Pro Forma Adjustments.

     (a) Adjustment represents the elimination of net investment income for real estate sold to FHC and interest on the promissory note from FHC, pursuant to the Acquisition Agreement.
     (b) Adjustment represents estimated interest expense on the $110.0 million term loan with Chase Manhattan Bank entered into in connection with the Acquisition. The Company is using an estimated interest rate of 8.0% for purposes of this calculation, which assumes the term loans agreement base rate equal to the LIBOR rate plus a 3.0% spread. A one percentage point change in the interest rate on such debt would result in an annual increase/decrease in interest expense of approximately $1.1 million.
     (c) Adjustment represents the elimination of the amortization of BIG's goodwill existing prior to the Acquisition.
     (d) Adjustment represents the amortization of the negative goodwill (deferred credit) on a straight line basis over 27.5 years.
     (e) Adjustment represents the elimination of the interest expense at a rate of 7.75% and 6.75% in 1998 and 1997, respectively, associated with $121.7 million of intercompany debt that will be settled by FHC at the time of the Acquisition.
     (f) Adjustment represents the amount required to adjust income tax expense (benefit) to the statutory rate in effect during the periods presented.
     (g) Adjustment reflects the compensation expense related to the Rights distribution and is calculated as the difference between the $16.875 per share market price on November 20, 1998, the day the Rights were exercised, and the $16.75 Subscription Price of the Rights.

(2) The results of Superior National for the year ended December 31, 1997 include the results of SPCC (formerly The Pacific Rim Assurance Company) for periods subsequent to April 1, 1997.

(3) Pac Rim Holding Corporation was acquired on April 11, 1997. The results of operations presented are for the period January 1, 1997 through March 31, 1997.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 27, 1999                 SUPERIOR NATIONAL INSURANCE
                                        GROUP, INC.



                                       By:  /s/ J. Chris Seaman
                                          ------------------------------
                                            J. Chris Seaman
                                            Executive Vice President and
                                            Chief Financial Officer